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Exhibit 23.1


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 5, 1998 which appears on page F-1 of the Post-Effective Amendment No. 1 to the Registration Statement Form SB-2 of D.G. Jewellery of Canada Ltd. We also consent to the reference to our Firm under the caption "Experts" in the S-8.



                                                  /s/ Schwartz Levitsky Feldman
                                                  -----------------------------
                                                  Schwartz Levitsky Feldman
                                                           Chartered Accountants